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                                                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Michaels Stores, Inc.
Amended and Restated 1992 Non-Statutory Stock Option Plan of our report dated March 6, 1996, with respect to the consolidated financial statements of Michaels Stores, Inc. included in its Annual Report (Form 10-K) for the year ended January 28, 1996, filed with the Securities and Exchange Commission.


                                       /s/ ERNST & YOUNG LLP
                                       ---------------------------------------
                                       Ernst & Young LLP


Dallas, Texas
February 5, 1997